Boston Trust Small Cap Fund
Boston Trust Midcap Fund
Each a series of The Coventry Group
Supplement dated March 2, 2009
to Prospectus Dated August 1, 2008
Annual Fees and Expenses — Boston Trust Small Cap Fund
On February 26, 2009, the Expense Limitation Agreement between the Boston Trust Small Cap and Boston Trust Investment Management, Inc., the investment adviser for each Fund, was amended to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets. Accordingly, March 13, 2009 the Annual Fees and Expenses table for the Boston Trust Small Cap Fund on page 13 of the prospectus is deleted in its entirety and replace with the following:
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[1]	1.00%
Annual fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.01%
Total Fund Operating Expenses[2]	1.15%

Fee Waiver and/or Expense Reimbursement[3]	(0.14)%

Net Expenses[2,3]	1.01%

(1) Fund shares redeemed within 60 days of purchase will be subject to a redemption fee equal to 1.00% of the value of shares redeemed.
(2) The Total Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”). Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses would be 1.14% and Net Expenses would be 1.00%.
(3) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense. During the fiscal year ended March 31, 2008, the Fund’s administrator voluntarily waived a portion of its fees. Net Expenses would have been 0.95% if the voluntary fee waiver were included in the calculation of Net Expenses. The administrative fees waived are not subject to repayment. This voluntary fee waiver may be revised or canceled at any time. The addition of certain non-waivable expenses may cause the Fund’s Net Expenses to exceed 1.00% agreed to by the Investment Adviser.

In addition, the Expense Example on page 14 of the prospectus is deleted in its entirety and replace with the following:

Boston Trust Small Cap	1 Year	3 Years
Fund	$102	$318
Redemption Fee — Boston Trust Small Cap Fund and Boston Trust Midcap Fund
The Boston Trust Small Cap Fund and the Boston Trust Midcap Fund have revised their redemption fee policies. Effective March 1, 2009, the Funds will not assess a redemption fee in connection with an automatic rebalancing of a Plan participant’s account. Accordingly, the following exemption is added to the list of redemptions and exchanges exempt from the redemption fee on page 43 of the prospectus:
•	redemptions in connection with an automatic rebalancing of the Plan participant’s account
This Supplement and the prospectus dated August 1, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference. The
Statement of Additional Information dated August 1, 2008 has been filed with the Securities and
Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.